Acquisitions of Subsidiaries	12 Months Ended
Dec. 31, 2017
Acquisitions of Subsidiaries
Acquisitions of Subsidiaries

7. Acquisitions of Subsidiaries

In March 2016, the Company acquired 34% equity in UP Capital Asset Management Ltd (hereinafter referred to as “UP Capital”) and Up Capital’s subsidiary, from an individual shareholder, with cash consideration of RMB5,081,739. Up capital and its subsidiary is engaged in business of asset management service. Both parties reached an agreement that the Company absorbs 70% of the benefits and costs of UP Capital and takes 2 seats out of 3 in the board of directors, which in combination lead to the Company’s control over UP Capital. As a result, the purchase was accounted for as a business acquisition and the results of Up Capital are included in the Group’s consolidated results from the acquisition date. The financial results of UP Capital are immaterial to the Group’s net assets and results of operations except that business license was recognized as intangible asset with indefinite life. The Group also recorded RMB 288,890 in goodwill related to the acquisition.

The Company acquired additional 36% equity in UP Capital for a total consideration of RMB5,477,473 in 2017. In addition, the Company paid RMB11,694,863 capital and diluted the non-controlling interests. As a result, the Group’s total percentage of ownership was 79% as of December 31, 2017.

In May 2016, the Company acquired 85% equity interest in Non-Linear Investment Management Ltd (hereinafter referred to as “Non-Linear”), from an individual shareholder with a cash consideration of RMB896,162. The financial results of Non-Linear are immaterial to the Group’s net assets and results of operations. The purchase was accounted for as a business acquisition and the results of Non-linear are included in the Group’s consolidated results from the acquisition date. No goodwill was recognized from the acquisition. RMB1,075,154 of business license was recognized as intangible asset with indefinite life